Exhibit 10.28

                              FLAG LUXURY RIV, LLC
                               650 Madison Avenue
                            New York, New York 10022

                                  May 29, 2007

Rivacq LLC
591 West Putnam Avenue
Greenwich, CT  06830
Attention: Barry Sternlicht

RH1, LLC
c/o Torino Companies
4445 Wagon Trail Avenue
Las Vegas, NV 89118
Attention: Brett Torino

      Re:   Allocation of Fee Under Option Agreement
            ----------------------------------------

Dear Barry and Brett:

Reference is made to the Agreement (the "Option Agreement"), dated March 21, 2007, among Riv Acquisition Holdings, Inc. ("RAH"), Triple Five Investco LLC ("Triple Five") and Dominion Financial LLC (together with Triple Five, "T5").

This will confirm that (i) each of Flag Luxury Riv, LLC ("Flag") and Rivacq LLC ("Rivacq") contributed 50% (or $1,150,000) of the aggregate payment of $2,300,000 paid by RAH to T5 pursuant to the Option Agreement and, accordingly,
(ii) each of Flag and Rivacq are entitled to the beneficial ownership of 50% of any shares of Riviera Holdings Corporation that RAH may acquire from T5 upon exercise of the option under the Option Agreement.

Please sign below to indicate your acknowledgment of the foregoing.


                                    Very truly yours,


                                    FLAG LUXURY RIV, LLC


                                    By:/s/ Paul Kanavos
                                       -----------------------------------------
                                       Name: Paul Kanavos
                                       Title: President

Acknowledged and Agreed:


RIVACQ LLC

By: SOF U.S. Hotel Co-Invest Holdings,
    L.L.C.

    By: SOF-VII U.S. Hotel Holdings, L.L.C.

        By: /s/ Barry S. Sternlicht
            ----------------------------
            Name: Barry S. Sternlicht
            Title: Chief Executive Officer


By: I-1/I-2 U.S. Holdings, L.L.C.

    By: /s/ Barry S. Sternlicht
        ----------------------------
        Name: Barry S. Sternlicht
        Title: Chief Executive Officer


RH1, LLC

By: Flag Leisure Group, LLC
    Its sole member

    By: /s/ Paul Kanavos
        ----------------------------
        Name: Paul Kanavos
        Title: President



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